Exhibit 10.1

ELECTROGLAS, INC.,

as the Company

and

BUYERS,

as defined herein

SECURITIES PURCHASE AGREEMENT

Dated as of March 21, 2007

6.25% Convertible Senior Subordinated Secured Notes due 2027

SCHEDULES

Schedule 3(a)	Subsidiaries

Schedule 3(c)	Capitalization

Schedule 3(e)	Conflicts

Schedule 3(g)	Litigation

Schedule 3(i)	Intellectual Property Rights

Schedule 3(l)	Tax Status

Schedule 3(p)	Transactions with Affiliates

Schedule 3(r)	Absence of Certain Changes

Schedule 3(aa)	Ranking of Notes

Schedule A	Company Wire Instructions

Schedule B	Buyer Reimbursement Schedule

EXHIBITS

Exhibit A	Schedule of Buyers

Exhibit B	Form of Note

Exhibit C	Form of Indenture

Exhibit D	Form of Registration Rights Agreement

Exhibit E	Form of Irrevocable Transfer Agent Instructions

Exhibit F	Form of Company Counsel Opinion

Exhibit G	Schedule of Fees

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of March 21, 2007, by and among Electroglas, Inc., a Delaware corporation (the “Company”), and the Buyers listed on the Schedule of Buyers attached hereto as Exhibit A (individually, a “Buyer” and, collectively, the “Buyers”).

THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, intentions and understandings:

A. In accordance with the terms and conditions of this Agreement, the Company has agreed to issue and sell, and the Buyers have agreed to purchase in the aggregate, (i) Twenty-Five Million Seven Hundred Fifty Thousand United States Dollars ($25,750,000) principal amount of the Company’s 6.25% Convertible Senior Subordinated Secured Notes due 2027 (such Convertible Senior Subordinated Secured Notes, substantially in the form attached hereto as Exhibit B to the Indenture (as defined below), as such form of note may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Notes”), which shall be convertible into shares of the common stock, $0.01 par value per share (the “Common Stock”), of the Company (such shares, the “Conversion Shares”). The Notes are being issued pursuant to an Indenture, to be dated as of the Closing Date (as defined below) (the “Indenture”), by and between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), substantially in the form attached hereto as Exhibit C.

B. On the Closing Date, the parties hereto shall execute and deliver a Registration Rights Agreement substantially in the form attached hereto as Exhibit D (as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Registration Rights Agreement”), pursuant to which the Company shall agree to provide the Buyers with the benefit of certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) and applicable state securities laws, on the terms and subject to the conditions set forth therein.

NOW THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

SECTION 1. Purchase and Sale of Notes.

(a) Purchase of Notes. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 of this Agreement, the Company shall issue and sell to each Buyer, and each Buyer severally and not jointly agrees to purchase from the Company, the respective principal amount of Notes set forth opposite such Buyer’s name on the Schedule of Buyers attached hereto as Exhibit A (the “Closing”). The Company shall issue to each Buyer One Thousand United States Dollars ($1,000) principal amount of the Notes for each One Thousand United States Dollars ($1,000) tendered by each such Buyer (representing an aggregate of $25,750,000 in principal amount of Notes being purchased by all of the Buyers).

(b) The Closing. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., San Francisco time, on March 26, 2007, subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 of this Agreement. The Closing shall occur on the Closing Date at the offices of Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto, California.

(c) Form of Payment. On the Closing Date, (i) each Buyer shall pay the Company for the Notes to be issued and sold to such Buyer on the Closing Date, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions attached hereto on Schedule A, (ii) the Company shall reimburse each Buyer for its reasonable expenses to the extent required by Section 4(i) of this Agreement as set forth on the Buyer reimbursement schedule attached hereto on Schedule B, and (iii) the Company shall issue to each Buyer properly authenticated Notes (in the denominations of not less than One Thousand United States Dollars ($1,000) as such

Buyer shall reasonably request) representing the principal amount of Notes which such Buyer is then purchasing hereunder, duly executed on behalf of the Company and registered in the name of such Buyer, provided, that Notes eligible for services through The Depository Trust Company (“DTC”) shall be issued, countersigned, registered and delivered in global certificate form through the facilities at DTC in such names and denominations as each Buyer shall specify.

SECTION 2. Buyer’s Representations and Warranties. Each Buyer represents and warrants to the Company with respect to only itself that as of the date hereof:

(a) Investment Purpose. Such Buyer is acquiring the Notes for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Notes, the shares of Common Stock issued upon conversion of the Notes (and any associated preferred stock purchase rights), including any Additional Shares (as defined in the Indenture) and shares of Common Stock issued in payment of the Company Conversion Provisional Payment (as defined in the Indenture) (collectively, the “Conversion Shares” and, together with the Notes and the Note Guarantees (as defined in the Indenture), the “Securities”) for any minimum or other specific term and reserves the right to dispose of the Securities at any time; provided, further, that such disposition shall be in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(b) Accredited Investor and Qualified Institutional Buyer Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act and a “qualified institutional buyer” as that term is defined in Rule 144A(a) under the Securities Act as of the date of this Agreement.

(c) Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein and in the applicable Note in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d) Information. Such Buyer believes it (i) has been furnished with or believes it has had full access to all of the information that it considers necessary or appropriate for deciding whether to purchase the Securities, (ii) has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities, (iii) can bear the economic risk of a total loss of its investment in the Notes and (iv) has such knowledge and experience in business and financial matters so as to enable it to understand the risks of and form an investment decision with respect to its investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall limit, modify, amend or affect the Company’s representations and warranties contained in this Agreement or any other Transaction Document and the Buyer’s right to rely thereon.

(e) No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f) Transfer or Resale. Such Buyer understands that, except as provided in the Registration Rights Agreement, the Securities have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred without registration under the Securities Act or an exemption therefrom and that, in the absence of an effective registration statement under the Securities Act, such Securities may only be sold under certain circumstances as set forth in the Securities Act. In that connection, such Buyer is aware of Rule 144 and the provisions thereof.

2

(g) Legends.

(1) Such Buyer understands that, except as otherwise set forth below, until two (2) years after the original issuance date of the Notes, any certificate evidencing such Note (and all securities issued in exchange therefor or in substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2(g)(2) of this Agreement, if applicable) shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

The Company may place the following legend on any Note, as appropriate, held by or transferred to an “affiliate” (as defined in Rule 501(b) of Regulation D under the Securities Act) of the Company:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE ISSUER FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY BE SOLD ONLY IN COMPLIANCE WITH RULE 144, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A VALID EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

The legends set forth above shall be removed and the Company shall issue a new Note of like tenor and aggregate principal amount or number of shares, as appropriate, and which shall not bear the restrictive legends required by this Section 2(g)(1), (i) if such Notes are registered for resale under the Securities Act, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that such sale, assignment or transfer of the Notes may be made without registration under the Securities Act, or (iii) upon expiration of the two-year period under Rule 144(k) under the Securities Act (or any successor rule) if the holder of the Securities certifies that it has not been an “affiliate” (as defined in Rule 501(b) of Regulation D under the Securities Act) during the preceding three (3) months.

(2) Such Buyer understands that any stock certificate representing Conversion Shares shall bear a legend in substantially the following form (unless (i) such Conversion Shares have been registered pursuant to an effective registration statement, (ii) such Conversion Shares have been, or are being, transferred or sold pursuant to the exemption from registration provided by Rule 144 under the Securities Act, (iii) such Conversion Shares may be transferred pursuant to Rule 144(k) under the Securities Act (or any successor rule), or (iv) unless otherwise agreed by the Company in writing with written notice to the transfer agent):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

3

The Company may instruct the transfer agent to place the following legend on any certificate evidencing shares of Common Stock held by or transferred to an “affiliate” (as defined in Rule 501(b) of Regulation D under the Securities Act) of the Company:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE ISSUER FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY BE SOLD ONLY IN COMPLIANCE WITH RULE 144, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A VALID EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

The legends set forth above shall be removed and the Company shall issue the relevant Securities without such legends to the holder of the Securities upon which it is stamped, (i) if such Securities are registered for resale under the Securities Act, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that such sale, assignment or transfer of the Securities may be made without registration under the Securities Act, (iii) upon expiration of the two-year period under Rule 144(k) under the Securities Act (or any successor rule) if the holder of the Securities certifies that it has not been an “affiliate” (as defined in Rule 501(b) of Regulation D under the Securities Act) during the preceding three (3) months or (iv) if the holder of the Securities provides the Company with reasonable assurance that the Securities have been, or are being, transferred or sold pursuant to Rule 144 under the Securities Act (or any successor rule).

(3) Such Buyer understands that, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year or three-month periods under Rule 144(k) (or the corresponding periods under any successor rule), (i) each reference in Sections 2(g)(1) and 2(g)(2) of this Agreement to “two (2) years” or the “two-year period” and to “three (3) months” shall be deemed for all purposes of this Agreement to be references to such changed period or periods, and (ii) all corresponding references in the Notes shall be deemed for all purposes to be references to the changed period or periods, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws.

(h) Authorization; Enforcement; Validity. This Agreement and the Registration Rights Agreement have been duly and validly authorized on behalf of such Buyer. This Agreement has been, and on the Closing Date the Registration Rights Agreement shall have been, duly executed and delivered on behalf of such Buyer. This Agreement is, and on the Closing Date the Registration Rights Agreement will be, a valid and binding agreement of such Buyer, enforceable against such Buyer in accordance with its terms, except (i) as rights to indemnification and contribution may be limited by federal or state securities laws and policies underlying such laws and (ii) as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies

(i) Residency. Such Buyer is a resident of that country or state specified in its address on the Schedule of Buyers attached hereto as Exhibit A.

(j) No Conflicts. The execution and performance by such Buyer of this Agreement and the Registration Rights Agreement do not conflict with any agreement to which such Buyer is a party or is bound thereby, any court order or judgment addressed to such Buyer or the constituent documents of such Buyer except for such conflicts which would not, individually or in the aggregate, have a material adverse effect on such Buyer’s authority or ability to perform its obligations under this Agreement or the Registration Rights Agreement.

4

(k) Conversion Limitation. (A) Subject to such Buyer’s election on the applicable signature page hereto to be governed by this Section 2(k)(A), such Buyer hereby agrees that in no event will it convert, and the Company will not honor any conversion request presented to it that requests the conversion of nor shall the Company require or cause the conversion of or otherwise issue any shares in respect of, any of the Notes to the extent that such conversion or issuance would result in (x) the number of shares of Common Stock beneficially owned by such Buyer and its affiliates (other than the shares issuable upon the conversion of the remaining unconverted portion of any Notes held by such Buyer and its affiliates and any shares which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion analogous to the limitation contained in this Section 2(k)(A)), being in excess of 9.99% of the number of shares of Common Stock then issued and outstanding (after giving effect to such conversion), it being the intent of the Company and the Buyers that no Buyer electing to be governed by this Section 2(k)(A) be deemed at any time to have (alone or with its affiliates) the power to vote or dispose of greater than 9.99% of the number of shares of Common Stock issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). To the extent that the limitation contained in this Section 2(k)(A) applies (and without limiting any rights the Company may otherwise have), the Company may rely on such Buyer’s determination of whether the Notes are convertible pursuant to the terms hereof, the Company having no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of the Conversion Notice (as that term is defined in the Note) by such Buyer shall be deemed to be such Buyer’s representation that the Notes specified therein are convertible pursuant to the terms hereof. Nothing contained herein shall be deemed to restrict the right of such Buyer to convert the Notes at such time as the conversion thereof will not violate the provisions of this Section 2(k)(A). By written notice to the Company, such Buyer may increase or decrease the maximum percentage stated in this paragraph to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to such Buyer and not to any other holder of Notes. Notwithstanding anything to the contrary, this Section shall not apply to such Buyer unless such Buyer has elected to be governed by this Section by so indicating on the signature page.

(B) Subject to such Buyer’s election on the applicable signature page hereto to be governed by this Section 2(k)(B), such Buyer hereby agrees that in no event will it convert, and the Company will not honor any conversion request presented to it that requests the conversion of nor shall the Company require or cause the conversion of or otherwise issue any shares in respect of, any of the Notes to the extent that such conversion or issuance would result in the number of shares of Common Stock beneficially owned by such Buyer and its affiliates (other than the shares issuable upon the conversion of the remaining unconverted portion of any Notes held by such Buyer and its affiliates and any shares which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion analogous to the limitation contained in this Section 2(k)(B)), being in excess of 4.99% of the number of shares of Common Stock then issued and outstanding (after giving effect to such conversion), it being the intent of the Company and the Buyers that no Buyer electing to be governed by this Section 2(k)(B) be deemed at any time to have (alone or with its affiliates) the power to vote or dispose of greater than 4.99% of the number of shares of Common Stock issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 2(k)(B) applies (and without limiting any rights the Company may otherwise have), the Company may rely on the Buyer’s determination of whether the Notes are convertible pursuant to the terms hereof, the Company having no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of the Conversion Notice (as that term is defined in the Note) by the Buyer shall be deemed to be the Buyer’s representation that the Notes specified therein are convertible or exercisable pursuant to the terms hereof. Nothing contained herein shall be deemed to restrict the right of a Buyer to convert the Notes at such time as the conversion thereof will not violate the provisions of this Section 2(k)(B). By written notice to the Company, the Buyer may increase or decrease the maximum percentage stated in this paragraph to any other percentage not in excess of 4.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Buyer and not to any other holder of Notes. Notwithstanding anything to the contrary, this Section shall not apply to a Buyer unless the Buyer has elected to be governed by this Section by so indicating on the signature page.

5

(l) Additional Acknowledgement. Such Buyer acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, the Indenture, the Notes, the Registration Rights Agreement that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Buyer, and that it is not acting in concert with any other Buyer in purchasing the Securities offered hereunder.

(m) General Solicitation. Such Buyer acknowledges it is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

(n) Certain Trading Activities. Such Buyer acknowledges it has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Buyer, engaged in any purchase or sale transactions in the securities of the Company (including, without limitations, any Short Sales (as defined below) involving the Company’s securities) since the time that such Buyer was first contacted by the Company or Piper regarding the investment transaction contemplated hereby. Such Buyer covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any purchase or sale transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. As used herein, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

Such Buyer’s representations and warranties made in this Section 2 are made solely for the purpose of permitting the Company to make a determination that the offer and sale of the Notes pursuant to this Agreement complies with applicable U.S. federal and state securities laws and not for any other purpose. Accordingly, the Company shall not rely on such representations and warranties for any other purpose.

SECTION 3. Representations and Warranties of the Company. The Company represents and warrants to Piper and each of the Buyers that as of the date hereof and as of the Closing Date:

(a) Organization and Qualification. The Company and its “Subsidiaries” (which, for purposes of this Agreement, means any entity in which the Company, directly or indirectly, owns or controls 10% or more of the ordinary voting power, capital stock or other equity or similar interests) are corporations, partnerships or limited liability companies duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated or organized, and have the requisite corporate, limited liability company or partnership power and authorization to own their properties and to carry on their business as now being conducted. Copies of the Company’s Certificate of Incorporation and Bylaws, and all amendments thereto, have been filed as exhibits to the Company’s SEC Documents (as defined in Section 3(f) of this Agreement), are in full effect and have not been modified. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation, partnership or limited liability company to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted and proposed to be conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or (iii) the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). A complete list of Subsidiaries is set forth on Schedule 3(a).

(b) Authorization; Enforcement; Validity. Each of the Company and the Guarantors (as applicable) has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Indenture, the Notes, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5 of this Agreement) and each of the other agreements entered into by the parties hereto in connection with

6

the transactions contemplated by this Agreement, including, without limitation, the Security Agreement (the “Security Agreement”) by and among the Company, the Guarantors and the Trustee, and the Intercreditor and Subordination Agreement (the “Intercreditor Agreement”) by and among the Company, the Trustee and Comerica Bank (collectively, the “Transaction Documents”), and to issue and sell the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the Guarantors (as applicable) and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance and repayment of the Notes, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion thereof, and the registration for resale of the Registrable Securities (as such term is defined in the Registration Rights Agreement), have been duly authorized by the Company’s Board of Directors and the boards of directors of each of the Guarantors, and no further consent or authorization is required of the Company’s Board of Directors or stockholders or the boards of directors, members, managers, partners, stockholders or other equity holders of any of the Guarantors. This Agreement has been duly executed and delivered by the Company, and as of the Closing Date each of the Transaction Documents shall have been duly executed and delivered by the Company and each of the Guarantors (as applicable). This Agreement constitutes the valid and binding obligation of the Company enforceable against the Company, in accordance with its terms, except (i) as rights to indemnification and contribution may be limited by federal or state securities laws and policies underlying such laws and (ii) as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. As of the Closing Date, each of the Transaction Documents shall constitute the valid and binding obligations of the applicable Company and each of the Guarantors (as applicable) enforceable against the Company and the Guarantors (as applicable) in accordance with their terms, except (i) as rights to the indemnification and contribution may be limited by federal or state securities laws and policies underlying such laws and (ii) as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

(c) Capitalization. The capitalization of the Company is as set forth on Schedule 3(c). All of the Company’s outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable and were issued in accordance with applicable federal and state securities laws. The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed for trading on the Principal Market (as defined in Section 4(f) of this Agreement). Except as set forth in this Agreement, the Indenture, the Registration Rights Agreement and as set forth on Schedule 3(c), (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no amounts outstanding under, and there will be no amounts due upon termination of, any credit agreement or credit facility; (v) there are no Liens (as defined in the Indenture) on any of the Company’s or any of its Subsidiaries’ assets (other than Permitted Liens (as defined in the Indenture)); (vi) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its securities under the Securities Act; (vii) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (viii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement; (ix) the Company does not have any stock appreciation rights or “phantom” stock plans or agreements or any similar plan or agreement; (x) to the Company’s knowledge, (A) no current or former officer or director who individually owns one percent (1%) or more of the Company’s outstanding capital stock or (B) other

7

beneficial owner of five percent (5%) or more of the Company’s outstanding capital stock, has pledged shares of the Company’s capital stock in connection with a margin account or other loan secured by such capital stock; (xi) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not and would not have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole; and (xii) the Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any person or entity the right to purchase any equity interest in the Company upon the occurrence of certain events.

(d) Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms of the applicable Transaction Documents, shall be (i) validly issued, fully paid and non-assessable and (ii) free from all taxes, liens and charges with respect to the issuance thereof, other than any liens or encumbrances created by or imposed by the Buyers, and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. As of the Closing, at least 14,025,544 shares of Common Stock (subject to adjustment pursuant to the Company’s covenant set forth in Section 4(e) of this Agreement) will have been duly authorized and reserved for issuance upon conversion of the Notes. Upon conversion in accordance with the terms of the Notes, the Conversion Shares will be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, other than any liens or encumbrances created by or imposed by the Buyers, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of each of the Buyers in this Agreement, the issuance by the Company, or a Guarantor, as the case may be, of the Securities is exempt from registration under the Securities Act and applicable state securities laws.

(e) No Conflicts. Except as disclosed in Schedule 3(e), the execution, delivery and performance of the Transaction Documents by the Company and the Guarantors (as applicable) the consummation by the Company and the Guarantors (as applicable) of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the reservation for issuance and issuance of the Conversion Shares will not (i) result in a violation of the Company’s Certificate of Incorporation or Bylaws or the charter, by-laws or other organizational documents of any of the Subsidiaries; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor any of its Subsidiaries is in violation of any material term of, or in default under, its Certificate of Incorporation, Bylaws or their organizational charter or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any term of or, in default under, any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except where such violations and defaults would not result, either individually or in the aggregate, in a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect. Except as specifically contemplated by this Agreement, as required under the Securities Act or as required by Blue Sky filings (but only to the extent that such filings may be made after the Closing), neither the Company nor any of the Guarantors is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or other person or entity in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents. Except as disclosed in Schedule 3(e) of this Agreement, all consents, authorizations, orders, filings and registrations which either the Company or any of the Guarantors is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof and copies of such consents, authorizations, orders, filings and registrations have been delivered to the Buyers. The Company is not in violation of the listing requirements of the Principal Market, and has no knowledge

8

of any facts which could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. The Company and its Subsidiaries are not in violation of any covenants or other terms of its outstanding indebtedness for borrowed money. The Company and its Subsidiaries are currently unaware of any facts or circumstances which might give rise to any of the foregoing events set forth in this paragraph.

(f) SEC Documents; Financial Statements. Since January 1, 2004, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Exchange Act, and the rules and regulations promulgated thereunder (all of the foregoing filed prior to or on the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of the date of filing of such SEC Documents, each such SEC Document, as it may have been subsequently amended by filings made by the Company with the Commission prior to the date hereof, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable to each SEC Document. None of the SEC Documents, as of the date filed and as they may have been subsequently amended by filings made by the Company with the Commission prior to the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied in the United States (“GAAP”), during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), correspond to the books and records of the Company and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended. BDO Seidman are independent public accountants as required by the Exchange Act. The Company is not aware of any issues raised by the Commission with respect to any of the SEC Documents that have not been resolved in the ordinary course of review. No other written information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. The Company satisfies the requirements for use of Form S-3 for registration of the resale of Registrable Securities (as that term is defined in the Registration Rights Agreement) and does not have any knowledge or reason to believe that it does not satisfy such requirements or have any knowledge of any fact which would reasonably result in its not satisfying such requirements. The Company is not required to file, and will not be required to file, any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date hereof and to which the Company is a party or by which the Company is bound which has not been previously filed as an exhibit to its reports filed with the Commission under the Exchange Act, except for those Transaction Documents required to be filed following execution and delivery. Except for the issuance of the Notes contemplated by this Agreement, no event, liability, development or circumstance has occurred or exists, or is currently contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws and which has not been publicly disclosed. The Company has no reason to believe that its independent auditors will withhold their consent to the inclusion of their audit opinion concerning the Company’s financial statements which shall be included in the Registration Statement (as such term is defined in the Registration Rights Agreement). Neither the Company nor, to the knowledge of the Company, any director, officer or employee, of the Company, has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or its internal accounting controls, including any complaint, allegation, assertion or claim that the Company has engaged in questionable accounting or auditing practices. No attorney representing the Company, whether or not employed by the Company, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Company’s Board of Directors or any

9

committee thereof or to any director or officer of the Company pursuant to Section 307 of the Sarbanes-Oxley Act of 2002, and the Commission’s rules and regulations promulgated thereunder. There have been no internal investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, principal financial officer, the Company’s Board of Directors or any committee thereof.

(g) Absence of Litigation. Except as set forth on Schedule 3(g), there is no, nor has there been during the past three years, any action, suit, proceeding, inquiry or investigation (“Material Litigation”) before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against the Company or any of its Subsidiaries or any of the Company’s or the Subsidiaries’ officers or directors in their capacities as such. To the knowledge of the Company and its Subsidiaries, none of the officers or directors of the Company and its Subsidiaries has been involved in any securities-related action, suit, proceeding, inquiry or investigation within the past five years (whether or not related to the Company or any of its Subsidiaries). None of the matters described in Schedule 3(g), regardless of their outcome, will have a Material Adverse Effect.

(h) No Integrated Offering. Neither the Company, nor any of its Subsidiaries or affiliates, nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company or any of the Guarantors for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries, nor any of its affiliates, nor any person acting on its or their behalf, take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

(i) Intellectual Property Rights. The Company and its Subsidiaries own, possess, license or can acquire or make use of on reasonable terms, adequate rights or licenses to use all trademarks, trade names, trade dress, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, technology licenses, approvals, governmental authorizations, trade secrets, and other intellectual property rights (collectively, “Intellectual Property”) necessary to conduct their respective businesses as now conducted and as currently contemplated to be conducted by them as described in the SEC Documents. Schedule 3(i) contains a complete and accurate list of all patented and registered Intellectual Property owned by the Company or any of its Subsidiaries and all pending patent applications and applications for the registration of other Intellectual Property owned or filed by the Company or any of its Subsidiaries. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property rights of others, or of any development of similar or identical trade secrets or technical information by others. There is no claim, action or proceeding being made by, or threatened against, the Company or its Subsidiaries regarding the Intellectual Property rights of the Company or its Subsidiaries or brought or, to the Company’s knowledge, currently threatened against the Company or its Subsidiaries regarding the Intellectual Property rights of or the use of any Intellectual Property by the Company or its Subsidiaries of any third party. Except as set forth on Schedule 3(i), none of the rights of the Company and its Subsidiaries in their Intellectual Property, as of the date hereof, have expired or terminated, or are expected to expire or terminate within five years from the date of this Agreement. To the knowledge of the Company and its Subsidiaries, there are no third parties that have rights to any of the Intellectual Property owned or licensed by the Company or any of its Subsidiaries, except for the rights retained by the owners of the Intellectual Property that is licensed to the Company or such Subsidiary. Neither the Company nor any of its Subsidiaries has knowledge of any infringement by the Company or any of its Subsidiaries or any of the Company’s or its Subsidiaries’ licensors or licensees of any Intellectual Property rights of others. To the knowledge of the Company and its Subsidiaries, there is no patent or patent application which contains claims that interfere with the issued or pending claims of any of the Intellectual Property owned or licensed by the Company or any of its Subsidiaries. The Company and its Subsidiaries, the inventors of the Intellectual Property owned or licensed by the Company and its Subsidiaries, and, to the knowledge of the Company and its Subsidiaries, the Company’s and its Subsidiaries’ licensors, have complied with the duty of candor and disclosure set forth in 37 C.F.R. § 1.56 with respect to each of the patents and patent applications comprising the Intellectual Property owned or licensed by the Company and its

10

Subsidiaries. None of the technology employed by the Company or any of its Subsidiaries has been obtained or is being used by the Company or any Subsidiary in violation of any contractual obligation binding on the Company or any Subsidiary or, to the knowledge of the Company and its Subsidiaries, any of its officers, directors or employees in violation of the rights of any persons. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property.

(j) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are commensurate with similarly situated companies engaged in similar businesses as the Company and its Subsidiaries.

(k) Regulatory Permits. The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted (the “Permits”), and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or material modification of any such Permit.

(l) Tax Status. The Company and each of its Subsidiaries (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such tax returns are accurate and complete in all material respects, (ii) has paid all taxes and other governmental assessments and charges due with respect to the periods covered by such returns, reports and declarations, except those being contested in good faith and for which the Company has made appropriate reserves on its books in accordance with GAAP, and (iii) has paid or set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations (referred to in clause (i) above) apply; except where the failure to so file or pay would not have a Material Adverse Effect. Except as disclosed on Schedule 3(l), there are no unpaid taxes or assessments for tax deficiencies that are individually or in the aggregate material in amount claimed to be due by the taxing authority of any jurisdiction, and the Company knows of no basis for any such claim, and there are no audits in progress with respect to any tax returns, no extension of time is in force with respect to any date on which any tax return was or is to be filed (except for extensions of federal and state tax returns made in the ordinary course of business), and no waiver or agreement is in force for the extension of time for the assessment or payment of any tax. Except as disclosed in the SEC Documents, all provisions for tax liabilities of the Company and each of its Subsidiaries have been disclosed in the Company’s financial statements and made in accordance with GAAP consistently applied, and all liabilities for taxes of the Company and each of its Subsidiaries attributable to periods prior to or ending on the Closing Date have been adequately disclosed in the Company’s financial statements. The Company is not a “United States real property holding corporation” (“USRPHC”) as that term is defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder.

(m) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation, the laws of the state of its incorporation or the laws of any other state which is or could become applicable to the Buyers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Buyers’ ownership, voting or disposition of the Securities.

(n) Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries, nor, to the Company’s knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company or any Subsidiary (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

11

(o) Confidential Private Placement Memorandum. The information supplied by the Company for inclusion or incorporation by reference in the Confidential Private Placement Memorandum dated as of March 21, 2007 (the “Confidential Private Placement Memorandum”) in connection with the Offering does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. If, at any time prior to the Closing Date, any event with respect to the Company shall occur which is required to be described in the Confidential Private Placement Memorandum, such event shall be so described, and an appropriate amendment or supplement shall be prepared by the Company.

(p) Transactions With Affiliates. Except as set forth on Schedule 3(p), and other than the grant of stock options granted pursuant to the Company’s employee benefit plans, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than in connection with the provision of services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner, such that the transaction would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(q) Brokers and Finders. Except for fees payable to Piper as placement agent, no brokers, finders or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

(r) Absence of Certain Changes. Except as disclosed in Schedule 3(r), since December 2, 2006, there has been no change or development that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(s) No Material Non-Public Information. Except for the issuance of the Securities and the transactions contemplated by this Agreement and the Company’s intended use of the net proceeds from the sale of the Securities (which information shall be fully disclosed in the Current Report on Form 8-K filed pursuant to Section 4(g)(1) hereof), the Company has not provided the Buyers with, and the Confidential Private Placement Memorandum does not contain any material non-public information.

(t) Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company, (ii) an “affiliate” of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(u) Insolvency. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be, Insolvent (as defined below). For purposes of this Section 3(u), “Insolvent” means (i) the

12

present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total debt, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(v) Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported accurately, within the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as set forth in the SEC Documents, during the twelve months prior to the date hereof the Company has not received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of the Company.

(w) Sarbanes-Oxley Act. Except as set forth in the SEC Documents, the Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective with respect to the Company as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective with respect to the Company as of the date hereof.

(x) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its filings under the Exchange Act, and is not so disclosed, or that otherwise would be reasonably likely to have a Material Adverse Effect.

(y) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) other than payments due to Piper upon the Closing, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than payments due to Piper upon the Closing, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(z) Acknowledgement Regarding Buyer’s Trading Activity. Except as set forth in Section 2(f) and Section 2(n), it is understood and acknowledged by the Company (i) that each Buyer has not been asked to agree, and each Buyer has not agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that each Buyer, and counter parties in “derivative” transactions to which each Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iii) that each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. Except as set forth in Section 2(n), the Company further understands and acknowledges that (a) each Buyer may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares deliverable with respect to Securities are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the

13

existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Indenture or any of the documents executed in connection herewith.

(aa) Ranking of Notes. Except for the Senior Debt (as such term is defined in the Indenture) and except as set forth on Schedule 3(aa)), no Indebtedness of the Company is senior to or ranks pari passu with the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

(bb) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes will increase in certain circumstances. The Company further acknowledges that any obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company. Taking the foregoing into account, the Company’s Board of Directors has determined in its good faith business judgment that the issuance of the Notes and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

(cc) Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any labor union dispute nor, to the knowledge of the Company and any of its Subsidiaries, is any such dispute threatened. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or any of its Subsidiaries, and neither the Company nor any Subsidiary is a party to a collective bargaining agreement. No executive officer (as defined in Rule 3b-7 under the Exchange Act) of the Company, nor any other person whose termination would be required to be disclosed by the Company pursuant to Item 5.02 of Form 8-K, has notified the Company or any Subsidiary that such person intends to leave the Company or any Subsidiary or otherwise terminate such person’s employment with the Company or any of its Subsidiaries. To the knowledge of the Company and its Subsidiaries, no officer of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

(dd) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) are in compliance with all terms and conditions of any such permit, license or approval. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ee) Title. Each of the Company and its Subsidiaries have good and valid title to all personal property owned by it that is material to its business, in each case free and clear of all Liens. Neither the Company nor any of its Subsidiaries owns (rather than lease) any interest in any real property.

(ff) No Other Agreements. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

14

(gg) Investment Company. The Company is not, and upon the Closing will not be, an “investment company,” a company controlled by an “investment company,” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(hh) Stock Options. Every stock option issued by the Company (I) has (or, if no longer outstanding, had) an exercise price equal to or greater than the fair market value per share of the Common Stock on the date of grant of such stock option, (II) was issued in compliance with the terms of the plan under which it was issued and in compliance with applicable laws, rules and regulations, including the rules and regulations of the Principal Market (as defined below), and (III) has been accounted for in accordance with GAAP and otherwise been disclosed accurately and completely and in accordance with the requirements of the Securities Act and the Exchange Act and the rules and regulations thereunder, including Rule 402 of Regulation S-K, and the Company has paid, or properly reserved for, all taxes payable with respect to each such stock option (including with respect to the issuance and exercise thereof), and has not deducted any amounts from its taxable income that it is not entitled to deduct with respect to any such stock option (including the issuance and exercise thereof).

SECTION 4. Covenants.

(a) Obligations. Each party shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

(b) Form D and Blue Sky. The Company agrees to file timely a Form D with the Commission with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all timely filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date. The company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(b).

(c) Reporting Status. With a view to making available to the Investors (as that term is defined in the Registration Rights Agreement) the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company shall: (i) make and keep public information available, as those terms are understood and defined in Rule 144; (2) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (3) furnish to each Investor, so long as such Investor owns Registrable Securities (the “Reporting Period”), promptly upon request, (A) a written statement by the Company, if true, that it has complied with the applicable reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and copies of such other reports and documents so filed by the Company, (C) the information required by Rule 144A(d)(4) (or any successor rule) under the Securities Act, and (D) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration. Until the later of (i) the date that is one year after the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto), and (ii) the date on which no Notes remain outstanding, the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

15

(d) Use of Proceeds. The Company shall use the net proceeds from the sale of the Notes for the repayment of the Company’s existing 5.25% Convertible Subordinated Notes due 2007, general corporate purposes, working capital and capital expenditures.

(e) Reservation of Shares. The Company shall take all actions necessary to at all times have authorized, and reserved for the purpose of issuance, no less than one hundred twenty-five percent (125%) of the number of shares of Common Stock (the “Reservation Amount”) needed to provide for the issuance of the Conversion Shares upon conversion of all of the Notes without regard to any limitations on conversions.

(f) Listing. The Company shall use its best efforts to promptly secure the listing of all of the Conversion Shares upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable under the terms of the Transaction Documents. So long as any Securities are outstanding, the Company shall maintain the Common Stock’s authorization for quotation or listing on The New York Stock Exchange, Inc. (the “NYSE”), the American Stock Exchange, Inc. (“AMEX”) or the NASDAQ Global Select Market, Global Market or Capital Market (collectively, “NASDAQ”) (each, as applicable, the “Principal Market”). The Company shall not take any action that would reasonably be expected to result in the suspension or termination of trading of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g) Filing of Form 8-K. By 9:00 a.m. (New York time) on the first Business Day following the execution of this Agreement, the Company shall issue a press release disclosing the transactions contemplated hereby (the “Announcing Press Release”). By the earlier of (1) 8:30 a.m. (New York time) on the fourth Business Day following the execution of this Agreement and (2) 8:30 a.m. (New York time) on the first Business Day following the Closing Date, the Company shall file with the Commission a Current Report on Form 8-K (the “Announcing 8-K”) disclosing the material terms of this Agreement and the transactions contemplated hereby (and attaching as exhibits thereto (i) this Agreement (including the Schedules hereto), (ii) the Registration Rights Agreement, (iii) the form of Note, (iv) the form of Indenture, (v) the Security Agreement and (vi) the Intercreditor Agreement), in the form required by the Exchange Act). In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Principal Market. “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are required by law to remain closed. Other than the Announcing Press Release (and any related Current Report on Form 8-K with respect to the Announcing Press Release) and the Announcing 8-K, the Company shall not make any public announcement regarding the transactions contemplated hereby prior to the Closing. The Company represents and warrants that, from and after the filing of the Announcing 8-K with the Commission, no Buyer shall be in possession of any material nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents. By 8:30 a.m. (New York time) on the first Business Day following (A) the Closing or (B) the termination of this Agreement pursuant to Section 9(n), the Company shall issue a press release and file with the Commission a Current Report on Form 8-K, each disclosing the Closing or such termination, as the case may be.

(h) Stockholder Approval. In the event that Stockholder Approval is required pursuant to the rules of the Principal Market for the issuance of a number of Conversion Shares greater in the aggregate than 19.99% of the number of shares of Common Stock outstanding immediately prior to the Closing Date (the “19.99% Rule”), the Company shall provide each stockholder entitled to vote at the next meeting of stockholders of the Company, which meeting shall occur on or before ninety (90) days from the date of such determination (the “Stockholders Meeting Deadline”), a proxy statement, which has been previously reviewed by the Buyers and a counsel of their choice, soliciting each such stockholder’s affirmative vote at such stockholder meeting for approval of the Company’s issuance of all of the Securities as described in the Transaction Documents in accordance with applicable law and the rules and regulations of the Principal Market (such affirmative approval being referred to herein as the “Stockholder Approval”), and the Company shall solicit its stockholders’ approval of such issuance of the Securities and shall cause the Board of Directors of the Company to recommend to the stockholders that they approve such

16

proposal. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained on or prior to the Stockholders Meeting Deadline, the Company shall cause an additional Stockholder Meeting to be held each six month period thereafter until such Stockholder Approval is obtained, provided that if the Company’s Board of Directors does not recommend to the stockholders that they approve the Resolutions at any such Stockholder Meeting and the Stockholder Approval is not obtained the Company shall cause an additional Stockholder Meeting to be held each calendar quarter thereafter until such Stockholder Approval is obtained.

(i) Expenses. Subject to Section 9(o) of this Agreement, at the Closing, the Company shall reimburse each Buyer for such Buyer’s reasonable out-of-pocket expenses, including attorneys’ fees and expenses, incurred in connection with the consummation of the transactions contemplated by this Agreement, as set forth on the Buyer reimbursement schedule attached hereto on Schedule B, up to a maximum of $50,000 in the aggregate for all Buyers, which amounts shall be paid by the Company to the Buyers concurrently with the Company’s receipt of the Purchase Price at the Closing.

(j) Additional Securities. For so long as any Buyer beneficially owns any Securities, the Company will not issue any Notes other than to the Buyers as contemplated hereby and the Company shall not issue any other securities that would cause a breach or default under the Notes.

(k) Violation of Laws. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(l) Limits on Additional Issuances. The Company shall not, in any manner, until the later of (i) 180 days after the Closing or (ii) the date on which the Registration Statement required to be filed pursuant to Section 2(a) of the Registration Rights Agreement is declared effective by the Commission (the “Effective Date”), issue or sell any Common Stock or rights, warrants or options to subscribe for or purchase Common Stock or any security directly or indirectly convertible into or exchangeable or exercisable for Common Stock (the “Equity Limitation”) or file any registration statement other than as required by the Registration Rights Agreement. The Equity Limitation shall not apply (i) to the issuance of Conversion Shares pursuant to the Notes, (ii) to the issuance of securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, as set forth on Schedule 3(c), provided such securities, warrants and options are not amended or otherwise modified after the date hereof, (iii) if holders representing a majority of the outstanding principal amount of the Notes give their prior written consent to such issuance or sale, (iv) if the issuance is pursuant to employee benefits plans approved by the Company’s Board of Directors and stockholders, (v) to the filing of a Registration Statement on Form S-8, (vi) if the securities are issued for consideration other than cash in connection with a bona fide business acquisition by the Company whether by merger, consolidation, purchase of assets, sale or exchange of stock or otherwise; or (vii) if the issuance is in connection with a (A) commercial banking arrangement, (B) equipment financing, (C) sponsored research, (D) collaboration, (E) technology licensing, (F) development agreement or (G) other strategic partnership; provided, however, that with respect to (C) through (G) hereof, the primary purpose of such transaction is not to raise equity capital.

(m) CUSIP Numbers. The Company in issuing the Securities shall use “CUSIP” numbers (if then generally in use), and shall use such “CUSIP” numbers in notices to holders as a convenience to holders thereof; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice to such holders and that reliance may be placed only on other identification numbers printed on such Securities, and any such Company action referenced in such notice (including, without limitation, redemption or automatic conversion of Notes) shall not be affected by any defect in or omission of such numbers.

(n) Nonpublic Information. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Buyers with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the Announcing

17

8-K with the SEC pursuant to Section 4(g) hereof without the express written consent of such Buyers; provided, however that the foregoing shall not restrict in any way the distribution of any information to any such Buyers by the Company or its Subsidiaries and its and each of their respective officers, directors, employees and agents as reasonably required by the terms of the Transaction Documents. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Upon receipt or delivery by the Company or any of its Subsidiaries of any notice in accordance with the terms of the Transaction Documents, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or any of its Subsidiaries, the Company so shall indicate to the holders of the securities contemporaneously with delivery of such notice, and in the absence of any such indication, the holders of the securities shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or any of its Subsidiaries.

(o) Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company has no knowledge of any facts that would establish that the Buyers are acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

(p) Outstanding Common Stock. If a Buyer has elected to be governed by Section 2(k)(A) or Section 2(k)(B), the Company shall, within two (2) Business Days of receipt of a written request from such Buyer, inform such Buyer of the number of shares of Common Stock outstanding as of the most recent practicable date. The Company acknowledges that, following the filing of the Exchange Act Reports, any Buyer may, in accordance with Rule 13d-1(j) of the Exchange Act, in determining the number of shares of Common Stock outstanding, rely upon the information in the Company’s most recent quarterly, annual or current report filed with the Commission.

(q) Qualification Under Trust Indenture Act. Prior to any registration of the Notes or the Conversion Shares pursuant to the Registration Rights Agreement, or at such earlier time as may be so required, the Company shall qualify the Indenture under Trust Indenture Act and enter into any necessary supplemental indentures in connection therewith.

(r) Regulation M. Neither the Company nor any of its affiliates will take any action prohibited by Regulation M under the Exchange Act, in connection with the offer, sale and delivery of the Securities contemplated hereby.

(s) General Solicitation. None of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of

18

Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(t) PORTAL Market. The Company will use its best efforts to permit the Notes to be designated securities eligible for trading in The Portal Market in accordance with the rules and regulations adopted by the NASD relating to trading in The Portal Market and to permit the Notes to be eligible for clearance and settlement through DTC.

(u) Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting any such pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

(v) Prohibition Against Variable Priced Securities. From the date of this Agreement until the first date following the Closing Date on which no Notes are outstanding, the Company shall not in any manner issue or sell any Options (as defined below) or Convertible Securities (as defined below) that are convertible into or exchangeable or exercisable for shares of Common Stock at a price that varies or may vary with the market price of the Common Stock, including by way of one or more resets to a fixed price or increases in the number of shares of Common Stock issued or issuable, or at a price that upon the passage of time or the occurrence of certain events automatically is reduced or is adjusted or at the option of any Person may be reduced or adjusted, whether or not based on a formulation of the then current market price of the Common Stock. For purposes of this Agreement, “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for shares of Common Stock and “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(w) U.S. Real Property Holding Corporation Status. The Company shall not become a USRPHC at any time during the period ending on the later of (i) the first date on which no Notes remain outstanding (other than as the result of the conversion of any Note into Common Stock) or (ii) 12 months after the last date on which any Note is converted into Common Stock. Upon Buyer’s request, the Company shall inform the Buyer whether the Notes or Common Stock then held by the Buyer constitute an U.S. real property interest pursuant to Treasury Regulation Section 1.897-2(h) without regard to Treasury Regulation Section 1.897-2(h)(3).

(x) Tax Matters. If the Company shall be required to withhold or deduct any tax or other governmental charge from any payment made hereunder or under any Note to any Buyer, then, subject to the last sentence of this Section 4(x), the Company shall pay to such Buyer such additional amounts as are necessary such that such Buyer actually receives the amount such Buyer would have received if no such withholding or deduction had been required. If any Buyer is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (a “Non-United States Buyer”), such Buyer shall deliver to the Company either (a) two (2) copies of either United States Internal Revenue Service Form W-8BEN or Form W-8ECI, or (b) in the case of a Non-United States Buyer claiming exemption from United States Federal withholding tax under Section 871(h) or 881(c) of the Code, and the rules and regulations promulgated thereunder, with respect to payments of “portfolio interest,” a certificate representing that such Non-United States Buyer is not a bank for purposes of Section 881(c) of the Code, is not a ten percent (10%) shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Company and is not a controlled foreign corporation related to the Company (within the meaning of Section 864(d)(4) of the Code), together with Internal Revenue Service Form W-8BEN, in either case such forms and other documents being properly completed and duly executed by such Non-United States Buyer claiming, if applicable, complete exemption from United States Federal withholding tax on payments of interest by the Company (or accruals of original issue discount) under the Notes. In addition, each Buyer that is not a Non-United

19

States Buyer and is not otherwise exempt from “back-up withholding” shall deliver to the Company properly completed and duly executed Internal Revenue Service Form W-9 indicating that such Buyer is not subject to “back-up withholding” for United States Federal income tax purposes. The forms and other documents required to be delivered pursuant to the two preceding sentences shall be delivered within ten (10) days after the Closing Date. The Company shall not be required to pay any additional amounts (x) to any Non-United States Buyer in respect of United States Federal withholding tax or (y) to any Buyer in respect of United States Federal “back-up withholding” tax to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Non-United States Buyer or Buyer, as the case may be, to comply with the provisions of this Section 4(x).

(y) Compliance with Indenture. From the date of this Agreement until the first date following the Closing Date on which no Notes are outstanding, the Company shall comply with and not violate or breach, and shall cause the Subsidiaries, as applicable, to comply with and not violate or breach, the covenants and agreements set forth in Article V of the Indenture, the provisions of such Article V being incorporated herein and made a part hereof.

SECTION 5. Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at the DTC, registered in the name of each Buyer or their respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by Buyer to the Company upon conversion of the Notes, as applicable and in accordance with their respective terms (the “Irrevocable Transfer Agent Instructions”), substantially in the form attached hereto as Exhibit E. All such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement to the extent required by Section 2(g) and shall not otherwise bear any restrictive legend. The Company represents and warrants that no instruction inconsistent with the Irrevocable Transfer Agent Instructions referred to in this Section 5 will be given by the Company to its transfer agent and that the Securities shall be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Notes, the Indenture and the Registration Rights Agreement. If the certificates representing any Securities held by any Buyer are no longer required to bear the restrictive legend specified in Section 2(g) pursuant to the terms of Section 2(g), the Company shall promptly instruct its transfer agent to issue one or more certificates, or credit shares to one or more balance accounts at DTC, in such name and in such denominations as specified by such Buyer and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

SECTION 6. Conditions to the Company’s Obligation to Close. The obligation of the Company to issue and sell the Notes to each respective Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing such Buyer with prior written notice thereof:

(a) Transaction Documents. Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b) Payment of Purchase Price. Such Buyer shall have delivered to the Company the purchase price for the Notes being purchased by such Buyer at the Closing, by wire transfer of immediately available funds pursuant to the wire instructions attached hereto as Schedule A.

(c) Representations and Warranties; Covenants. The representations and warranties of such Buyer shall be true, correct and complete in all material respects (except to the extent that any of such representations and

20

warranties is already qualified as to materiality in Section 2 above, in which case such representations and warranties shall be true, correct and complete without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true, correct and complete as of such date)), and such Buyer shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

SECTION 7. Conditions to Each Buyer’s Obligation to Purchase. The several obligations of each Buyer hereunder to purchase its Notes from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) Transaction Documents. The Company and each of the Guarantors (as applicable) shall have executed each of the Transaction Documents and delivered the same to such Buyer. The Trustee shall have executed and delivered the Indenture to the Company.

(b) No Delisting of Common Stock. The Common Stock (i) shall be designated for quotation or listed on the Principal Market and (ii) shall not have been suspended by the Commission or the Principal Market from trading on the Principal Market nor shall suspension by the Commission or the Principal Market have been threatened either (A) in writing by the Commission or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

(c) Representations and Warranties; Covenants. The representations and warranties of the Company shall be true, correct and complete in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true, correct and complete as of such date)) and the Company shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect.

(d) Opinion of Counsel. The Company shall have delivered to such Buyer the opinion of Morrison & Foerster LLP, dated as of the Closing Date, in the form of Exhibit F attached hereto.

(e) Delivery of Notes. The Company shall have executed and delivered to such Buyer the Notes (in such denominations of not less than One Thousand United States Dollars ($1,000) as such Buyer shall reasonably request) being purchased by such Buyer at the Closing, provided that the Notes eligible for services through DTC shall be issued, countersigned, registered and delivered in global certificate form through the facilities of DTC in such names and denominations as such Buyer shall specify.

(f) Reservation of Common Stock. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes the number of shares of Common Stock equal to the Reservation Amount (as defined in Section 4(e) of this Agreement).

(g) Irrevocable Transfer Agent Instructions. The Company shall have delivered the Irrevocable Transfer Agent Instructions, in the form of Exhibit E attached hereto, executed by the Company and the Company’s transfer agent, and a certificate of the Company’s transfer agent as to the number of outstanding shares of Common Stock as of a date within two Business Days of the Closing Date.

(h) Good Standing Certificates. The Company shall have delivered to Piper (i) a certificate evidencing the incorporation and good standing of the Company in Delaware issued by the Secretary of State of the State of

21

Delaware as of a recent date; and (ii) a certificate of good standing (or appropriate counterpart) from the appropriate governmental authority in each domestic jurisdiction in which Subsidiaries are incorporated or organized as of a recent date.

(i) Secretary’s Certificate. The Company shall have delivered to such Buyer a secretary’s certificate, dated as of the Closing Date, certifying as to (i) adoption of the form of resolutions of the Board of Directors of the Company and the board of directors (or other governing body) of each of the Guarantors consistent with Section 3(b) of this Agreement and in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation, (iii) the Bylaws and (iv) the charters, by-laws and other organizational documents of each of the Guarantors, each as in effect at the Closing.

(j) Filings; Authorizations. The Company and the Guarantors shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws, and shall have obtained all authorizations, approvals and permits necessary to consummate the transactions contemplated by the Transaction Documents and such authorizations, approvals and permits shall be effective as of the Closing Date.

(k) No Injunctions. No temporary restraining order, preliminary or permanent injunction or other order or decree, and no other legal restraint or prohibition shall exist which prevents or arguably prevents the consummation of the transactions contemplated by the Transaction Documents, nor shall any proceeding have been commenced or threatened with respect to the foregoing.

(l) No Material Adverse Effect. Between the time of execution of this Agreement and the Closing Date, (i) no Material Adverse Effect shall occur or become known (whether or not arising in the ordinary course of business) and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company.

(m) Payment of Fees. The Company shall have satisfied its obligations under Section 9(o) of this Agreement.

(n) Minimum Offering. The Company shall have confirmed in writing to the Buyers that it will be issuing at least an aggregate of $25,000,000 principal amount of Notes to the Buyers on the Closing Date.

(o) No Stop Orders. No stop order or suspension of trading shall have been imposed by a Principal Market, the Commission or any other governmental or regulatory body with respect to public trading in the Common Stock.

(p) Financing Statements. The Company and its Subsidiaries shall have given, executed, delivered, filed and/or recorded any financing statements, notices, instruments, documents, agreements and other papers that may be necessary or desirable (in the reasonable judgment of such Buyer) to create, preserve, perfect or validate the security interest granted to such Buyer pursuant to the Security Agreement and to enable such Buyer to exercise and enforce its rights with respect to such security interest.

(q) Nasdaq Listing. The Conversion Shares shall be listed on the Principal Market, subject to notice of issuance of the Conversion Shares.

SECTION 8. Indemnification.

(a) Indemnification by the Company. In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and Piper’s agreement to act as exclusive placement agent and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Piper and each Buyer and each other holder of the Securities and

22

all of their shareholders, partners, members, managers, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (collectively, “Claims”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) an untrue statement or alleged untrue statement of a material fact contained in the SEC Documents or the Confidential Private Placement Memorandum, or in any amendment or supplement thereto, or in any Blue Sky filings executed by the Company or based on any information furnished in writing by the Company and filed in any jurisdiction in order to qualify any or all of the Securities under (or obtain exemption from) the securities laws thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) any breach of any representation, warranty, covenant or agreement made by the Company or any of the Guarantors in the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Claims which is permissible under applicable law. Subject to Section 8(b) of this Agreement, the Company shall reimburse the Indemnitees, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with the investigating or defending any such Claim.

(b) Procedures for Indemnification. Promptly after an Indemnitee has knowledge of any Claim as to which such Indemnitee reasonably believes indemnity may be sought or promptly after such Indemnitee receives notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnitee shall, if a Claim in respect thereof is to be made against the Company under this Section 8, deliver to the Company a written notice of such Claim, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel if, in the reasonable opinion of counsel retained by the Company, the representation by such counsel of the Indemnitee and the Company would be inappropriate due to actual or potential differing interests between such Indemnitee and the Company; provided, further, that the Company shall not be responsible for the reasonable fees and expense of more than one (1) separate legal counsel for such Indemnitee. In the case of an Indemnitee, the legal counsel referred to in the immediately preceding sentence shall be selected by the Buyers holding at least a majority in interest of the Securities to which the Claim relates. The Indemnitee shall cooperate fully, at the Company’s expense, with the Company in connection with any negotiation or defense of any such action or Claim by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Claim. The Company shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any Claim effected without its prior written consent; provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a full release from all liability in respect to such Claim. The failure to deliver written notice to the Company as provided in this Agreement shall not relieve the Company of any liability to the Indemnitee under this Section 8, except to the extent that the Company is materially prejudiced in its ability to defend such action.

(c) Survival of Indemnification Obligations. The obligations of the Company under this Section 8 shall survive the transfer of the Securities by the Indemnitees.

SECTION 9. Miscellaneous.

(a) Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New

23

York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(b) Counterparts. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile or other electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(c) Headings. The headings of this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(d) Entire Agreement. This Agreement, the Registration Rights Agreement, the Indenture, the Notes, the Security Agreement, the Intercreditor Agreement and the documents referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Registration Rights Agreement, the Indenture, the Notes, the Security Agreement and the Intercreditor Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(e) Consents. All consents and other determinations required to be made by Buyers pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Buyers holding at least a majority of the Conversion Shares, determined as if all of the Notes held by Buyers then outstanding have been converted into Conversion Shares without regard to any limitations on conversion of the Notes; provided that for these purposes any Securities owned directly or indirectly by the Company or any of its affiliates shall be deemed not to be outstanding.

(f) Waivers. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and Buyers holding at least a majority of the Conversion Shares, determined as if all of the Notes held by Buyers then outstanding have been converted into Conversion Shares without regard to any limitations on the conversion of the Notes; provided that for theses purposes any Securities owned directly or indirectly by the Company or any of its affiliates shall be deemed not to be outstanding. Notwithstanding the preceding sentence to the contrary: (i) no amendment or waiver of the provisions of Section 1, Section 9(e) or Section 9(f) of this Agreement shall be effective without the approval of the holders of all outstanding Securities, (ii) no amendment or waiver of the provisions of Section 2, Section 7, Section 8, Section 9(k), Section 9(m) or Section 9(n) of this Agreement shall be effective with respect to any holder of Securities unless it is approved by such holder, and (iii) no amendment shall be effective to the extent that it applies to less than all of the holders of the Notes then outstanding. No consideration shall be offered or paid to any holder of any Securities to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is offered on identical terms to all of the holders of such Securities. Notwithstanding anything herein

24

to the contrary, no amendment shall (i) extend the maturity of the Notes, reduce the interest rate, extend the time for payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption or repurchase thereof or affect any amounts due to any holder or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such amendment, without the consent of the holders of all Notes then outstanding.

(g) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile; or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Electroglas, Inc.
5729 Fontanoso Way
San Jose, California 95138
	Telephone:	(408) 528-3000
	Facsimile:	(408) 528-3542
	Attention:	Thomas M. Rohrs
with a copy to:

Morrison & Foerster LLP
755 Page Mill Road
Palo Alto, California
	Telephone:	(650) 813-5600
	Facsimile:	(650) 494-0792
	Attention:	Justin Bastian, Esq.
If to Piper Jaffray:

Piper Jaffray & Co.
345 California Street
Suite 2400
San Francisco, California 94104
	Telephone:	(415) 277-1500
	Facsimile:	(415) 984-5121
	Attention:	Mr. Chris McCabe
Mr. Brendan Dyson

25

with a copy to:

Gibson, Dunn & Crutcher LLP
1050 Connecticut Avenue NW
Washington, DC 20036
	Telephone:	(202) 955-8500
	Facsimile:	(202) 467-0539
	Attention:	Brian Lane, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto as Exhibit A, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by nationally recognized overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(h) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(i) Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, their respective permitted successors and assigns, and to the limited extend provided in Section 8, the Indemnitees, and to the limited extend provided for in Section 9(o), Piper, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(j) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(k) Successors and Assigns. This Agreement shall be binding upon the parties and their respective successors and assigns, including any permitted subsequent holders of the Securities, the Indemnitees and Piper. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the outstanding principal amount of the Notes, including by merger or consolidation, except pursuant to a Change of Control (as defined in the Notes) with respect to which the Company is in compliance with the terms of the Notes. Other than in connection with a sale pursuant to the Registration Rights Agreement, a Buyer may assign some or all of its rights and obligations hereunder without the consent of the Company; provided, however, that the transferee has agreed in writing to be bound by the applicable provisions of this Agreement and provided, further, that such assignment shall be in connection with a transfer of all or a portion of the Notes held by such Buyer and subject to the terms and conditions of the Notes.

(l) Survival. Unless this Agreement is terminated under Section 9(n) of this Agreement, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3 of this Agreement, and the indemnification provisions set forth in Section 8 of this Agreement, the agreements and covenants set forth in Sections 4, 5 and 9 of this Agreement shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

26

(m) Publicity. The Company, Piper and each of the Buyers shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated by the Transaction Documents; provided, however, that neither the Company nor Piper shall have the right to issue a press release referring to a Buyer or its affiliates without such Buyer’s prior written consent. Piper has the right to describe its services to the Company in connection with the Offering and to reproduce the Company’s name and logo in Piper’s advertisements, marketing materials and equity research reports, if any, in the form previously approved by the Company and subject to the prior approval of the Company, which shall not be unreasonably withheld, such additional uses as Piper may from time to time request.

(n) Termination. In the event that the Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 of this Agreement (and the nonbreaching party’s failure to waive such unsatisfied conditions), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party, and the Company or Piper, as the case may be, shall return any and all funds paid hereunder to the applicable Buyer no later than the close of business on the Business Day following such termination; provided, however, that if this Agreement is terminated pursuant to this Section 9(n), the Company shall remain obligated to reimburse any nonbreaching Buyer for the expenses described in Section 4(i) of this Agreement.

(o) Placement Agent. The Company acknowledges that it has engaged Piper Jaffray & Co. as placement agent in connection with the sale of the Notes and that the compensation of such agent is as set forth on the Schedule of Fees attached hereto as Exhibit G. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.

(p) Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(q) Payment Set Aside. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents, or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(r) Language Used in Agreement. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

27

IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

“COMPANY”

ELECTROGLAS, INC.

By:	/s/ Thomas M. Rohrs

ACKNOWLEDGED AND AGREED:

“PIPER”

PIPER JAFFRAY & CO.

By:	/s/ Simon Manning
Its:	Managing Director

[Signatures of Buyers on Following Page]

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

QVT FUND, LP, by its general partner, QVT Associates GP LLC
(print full legal name of Buyer)

By:	/s/ Tracy Fu
(signature of authorized representative)

Name:	Tracy Fu

Its:	Managing Member

☒ By checking this box, Buyer hereby elects to be governed by Section 2(k)(A) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

☐ By checking this box, Buyer hereby elects to be governed by Section 2(k)(B) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

PENINSULA MASTER FUND, LTD
(print full legal name of Buyer)

By:	/s/ Scott Bedford
(signature of authorized representative)

Name:	Scott Bedford

Its:	President, Peninsula Capital Management LP

☐ By checking this box, Buyer hereby elects to be governed by Section 2(k)(A) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

☐ By checking this box, Buyer hereby elects to be governed by Section 2(k)(B) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

PENINSULA TECHNOLOGY FUND, LP
(print full legal name of Buyer)

By:	/s/ Scott Bedford
(signature of authorized representative)

Name:	Scott Bedford

Its:	President, Peninsula Capital Management LP

☐ By checking this box, Buyer hereby elects to be governed by Section 2(k)(A) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

☐ By checking this box, Buyer hereby elects to be governed by Section 2(k)(B) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

LINDEN CAPITAL, LP
(print full legal name of Buyer)

By:	/s/ Joe Wong
(signature of authorized representative)

Name:	Joe Wong

Its:	Authorized Person

☒ By checking this box, Buyer hereby elects to be governed by Section 2(k)(A) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

☒ By checking this box, Buyer hereby elects to be governed by Section 2(k)(B) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

O’CONNOR GLOBAL CONVERTIBLE ARBITRAGE II MASTER, LTD
(print full legal name of Buyer)

By:	/s/ Andrew Martin
(signature of authorized representative)

Name:	Andrew Martin

Its:	Managing Director

☐ By checking this box, Buyer hereby elects to be governed by Section 2(k)(A) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

☐ By checking this box, Buyer hereby elects to be governed by Section 2(k)(B) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

O’CONNOR PIPES CORPORATE STRATEGIES MASTER, LTD
(print full legal name of Buyer)

By:	/s/ Andrew Martin
(signature of authorized representative)

Name:	Andrew Martin

Its:	Managing Director

☐ By checking this box, Buyer hereby elects to be governed by Section 2(k)(A) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

☒ By checking this box, Buyer hereby elects to be governed by Section 2(k)(B) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

O’CONNOR TRADING VALUE MASTER, LTD
(print full legal name of Buyer)

By:	/s/ Andrew Martin
(signature of authorized representative)

Name:	Andrew Martin

Its:	Managing Director

☐ By checking this box, Buyer hereby elects to be governed by Section 2(k)(A) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

☒ By checking this box, Buyer hereby elects to be governed by Section 2(k)(B) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

O’CONNOR GLOBAL CONVERTIBLE ARBITRAGE MASTER, LTD
(print full legal name of Buyer)

By:	/s/ Andrew Martin
(signature of authorized representative)

Name:	Andrew Martin

Its:	Managing Director

☐ By checking this box, Buyer hereby elects to be governed by Section 2(k)(A) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

☒ By checking this box, Buyer hereby elects to be governed by Section 2(k)(B) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

RADCLIFFE SPC, LTD, FOR AND ON BEHALF OF THE CLASS A SEGREGATED PORTFOLIO
(print full legal name of Buyer)

By:	/s/ Gerald F. Stahlecker
(signature of authorized representative)

Name:	Gerald F. Stahlecker

Its:	Managing Director

☐ By checking this box, Buyer hereby elects to be governed by Section 2(k)(A) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

☒ By checking this box, Buyer hereby elects to be governed by Section 2(k)(B) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

“BUYER”

WINDWARD CAPITAL, LP
(print full legal name of Buyer)

By:	/s/ Kim Morris
(signature of authorized representative)

Name:	Kim Morris

Its:	Principle Portfolio Manager

☒ By checking this box, Buyer hereby elects to be governed by Section 2(k)(A) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

☐ By checking this box, Buyer hereby elects to be governed by Section 2(k)(B) of this Agreement relating to certain conversion limitations on the Notes purchased by such Buyer.

EXHIBIT A

SCHEDULE OF BUYERS

Name of Buyers	Principal Amount of Note
QVT Fund, LP, a Cayman Islands limited partnership c/o QVT Financial LP 1177 Avenue of the Americas 9th Floor, New York, NY 10036 Attn: Tracy Fu Phone: (212) 705-8800 Facsimile: (212) 705-8801 with a copy to: Katten Muchin Rosenman LLP 525 West Monroe Chicago, Illinois 60661 Attn: Mark Wood Phone: (312) 902-5200 Facsimile: (312) 902-1061	$8,500,000

Peninsula Master Fund, LTD, a Cayman Island entity 235 Pine Street, Suite 1818 San Francisco, CA 94104 Representative: Scott Bedford Attention: Nick Pasco Phone: (415) 568-3382 Facsimile: (415) 568-3385	$4,000,000

Peninsula Technology Fund, LP, a Delaware limited partnership 235 Pine Street, Suite 1818 San Francisco, CA 94104 Representative: Peter Schleider Attention: Nick Pasco Phone: (415) 568-3382 Facsimile: (415) 568-3385	$2,000,000

Linden Capital, LP, a Bermuda limited partnership c/o Linden Advisors 450 Park Avenue, Suite 3001 New York, NY 10022 Attn: Chief Financial Officer Phone: (646) 840-3500 Facsimile: (646) 840-3625 Email: jwong@lindenlp.com	$5,000,000

Name of Buyers	Principal Amount of Note
O’Connor Global Convertible Arbitrage Master LTD, a Cayman Islands company c/o UBS O’Connor LLC One North Wacker Drive Chicago, IL 60606 Attn: Brian Herward Phone: 312-525-5868 Facsimile: 312-525-6271 with a copy to: Schulte Roth & Zabel LLP 99 Third Avenue New York, NY 10022 Attn: Ele Klein Phone: 212-756-2376 Facsimile: 212-593-5955	$1,850,000

O’Connor PIPES Corporate Strategies Master LTD, a Cayman Islands company c/o UBS O’Connor LLC One North Wacker Drive Chicago, IL 60606 Attn: Brian Herward Phone: 312-525-5868 Facsimile: 312-525-6271 with a copy to: Schulte Roth & Zabel LLP 99 Third Avenue New York, NY 10022 Attn: Ele Klein Phone: 212-756-2376 Facsimile: 212-593-5955	$500,000

O’Connor Trading Value Master LTD c/o UBS O’Connor LLC, a Cayman Islands company One North Wacker Drive Chicago, IL 60606 Attn: Brian Herward Phone: 312-525-5868 Facsimile: 312-525-6271 with a copy to: Schulte Roth & Zabel LLP 99 Third Avenue New York, NY 10022 Attn: Ele Klein Phone: 212-756-2376 Facsimile: 212-593-5955	$250,000

Name of Buyers	Principal Amount of Note
O’Connor Global Convertible Arbitrage II Master LTD, a Cayman Islands company c/o UBS O’Connor LLC One North Wacker Drive Chicago, IL 60606 Attn: Brian Herward Phone: 312-525-5868 Facsimile: 312-525-6271 with a copy to: Schulte Roth & Zabel LLP 99 Third Avenue New York, NY 10022 Attn: Ele Klein Phone: 212-756-2376 Facsimile: 212-593-5955	$150,000

Radcliffe SPC, Ltd. for and on behalf of the Class A Segregated Portfolio, a Cayman Island company c/o RG Capital Management, L.P. 3 Bala Plaza - East, Suite 501 Bala Cynwyd, PA 19004 Phone: (610) 617-5907 Facsimile: (610) 617-0580 Attn: Michael Campbell with a copy to: Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Phone: (215) 988-2700 Fax: (215) 988-2757	$2,000,000

Winward Capital, LP, a British Virgin Islands limited partnership c/o Kimm Morris Fairfield Greenwich 919 Third Avenue New York, NY 10022 Phone: (212) 319-6060 Facsimile: (212) 319-0450	$1,500,000

TOTAL:	$25,750,000

SCHEDULE 3(a)

Subsidiaries

Electroglas International, Inc. (Delaware), with assets physically located in California, France, Taiwan, Singapore, and Hong Kong.

EGsoft, Inc. (Delaware), with assets physically located in California.

EGsoft Holdings Corporation (Delaware), with assets physically located in California.

Electroglas GmbH (Germany), with assets physically located in Germany.

Electroglas Private Limited (Singapore), with assets physically located in Singapore.

Electroglas Far East Holding Company (Cayman Islands), with assets physically located in the Cayman Islands.

Electroglas Far East Technical Services Ltd. (Shanghai), with assets physically located in China.

Electroglas International, Inc. and Electroglas Private Limited are Significant Subsidiaries (as defined in the Indenture).

All Subsidiaries are wholly-owned by the Company.

SCHEDULE 3(c)

Capitalization

The Company’s capitalization as of March 3, 2007 is as follows:

	Authorized	Issued and Outstanding
Common Stock, $0.01 par value:	40,000,000 shares	26,466,000 shares
Preferred Stock, $0.01 par value:	1,000,000 shares	0 shares
Options to purchase Common Stock:	8,493,000 shares	3,150,000 shares[1]
Warrants to purchase Common Stock: [2]	715,000 shares	None

[1]

The Options have a range of exercise prices of between $1.48 and $32.94, with weighted average contractual lives of between 2 years and 4.2 years. Of the options to purchase 3,150,000 shares of Common Stock outstanding, options to purchase 25,000 shares of Common Stock were issued pursuant to the Company’s 1994 Stock Incentive Plan, options to purchase 781,000 shares of Common Stock were issued pursuant to the Company’s 2001 Stock Incentive Plan, options to purchase 2,090,000 shares of Common Stock were issued pursuant to the Company’s 1997 Stock Incentive Plan, options to purchase 54,000 shares of Common Stock were issued pursuant to the Company’s 2006 Stock Incentive Plan, and options to purchase 200,000 shares of Common Stock were issuant pursuant to no Company stock incentive plan. Options to purchase 5,343,000 shares of Common Stock are available for issuance under the Company’s 2006 Stock Incentive Plan. No options are available for issuance under any other Company stock option plan.

[2]	The Warrants have an exercise price of $15.444 per share of Common Stock and have an expiration date of June 15, 2007.

$8.5 million principal amount of 5.25% Convertible Subordinated Notes due June 2007. These Notes are currently convertible into an aggregate of 830,000 shares of Common Stock at a conversion price of $10.2465 per share.

Loan and Security Agreement, dated as of July 16, 2004, by and between the Company and Comerica Bank, as amended by that certain Amendment No. 1 to Loan and Security Agreement dated as of January 24, 2005, as further amended by that certain Amendment No. 2 to Loan and Security Agreement dated July 12, 2005, as further amended by that certain Amendment No. 3 to Loan and Security Agreement dated April 25, 2006, as further amended by that certain Amendment No. 4 to Loan and Security Agreement dated September 6, 2006, as further amended by that certain Amendment No. 5 to Loan and Security Agreement dated January 22, 2007 (the “Comerica Agreement”). Pursuant to the Comerica Agreement, the Company may borrow up to $7.5 million based upon eligible accounts receivable balances.

The Company’s Shareholder Rights Plan.

Since March 3, 2007, the Company has not issued any securities other than Common Stock issued upon the exercise of outstanding options.

SCHEDULE 3(e)

Conflicts

None.

SCHEDULE 3(g)

Litigation

None.

SCHEDULE 3(i)

Intellectual Property Rights

(a)	See Appendix A for a status report regarding the Company’s U.S. trademarks as of March 14, 2007.

(b)	See Appendix B for a status report regarding the Company’s foreign trademarks as of March 14, 2007.

(c)	See Appendix C for a status report regarding the Company’s U.S. patents as of March 14, 2007.

(d)	See Appendix D for a status report regarding the Company’s foreign patents as of March 14, 2007.

In the ordinary course of business, the Company has entered into software license agreements that are generally renewable by the Company.

SCHEDULE 3(l)

Tax Status

None.

SCHEDULE 3(p)

Transactions with Affiliates

None.

SCHEDULE 3(r)

Absence of Certain Changes

None.

SCHEDULE 3(aa)

Ranking of Notes

None.

SCHEDULE A

Company Wire Instructions

Please send all wires to the Company as follows:

TO:	BANK OF AMERICA

1850 GATEWAY BLVD.

CONCORD, CA 94520

ABA ROUTING AND TRANSIT NUMBER:	121000358
026009593 (For Wire Only)

SWIFT CODE ( for international wires):    BofAUS3N

CREDIT TO:	ELECTROGLAS, INC.
5729 Fontanoso Way
San Jose, CA 95138-1011

ACCOUNT NUMBER: 14860-00751

SCHEDULE B

Buyer Reimbursement Schedule

QVT Fund, LP	$50,000